UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015

Del Taco Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36197	46-3340980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25521 Commercentre Drive

Lake Forest, CA 92630

(Address of Principal executive offices, including Zip Code)

(949) 462-9300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On June 30, 2015 (the “Closing Date”), the registrant consummated the previously announced business combination (the “Business Combination”) among Levy Acquisition Corp. (“LAC”) and Del Taco Holdings, Inc. (“Former Del Taco”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 12, 2015, by and among LAC, Levy Merger Sub, LLC, LAC’s wholly-owned subsidiary (“Merger Sub”), and Former Del Taco, providing for the merger (the “Merger”) of Merger Sub with and into Former Del Taco, with Former Del Taco surviving the merger as a wholly-owned subsidiary of LAC.

In connection with the closing of the Business Combination (the “Closing”), the registrant changed its name from Levy Acquisition Corp. to Del Taco Restaurants, Inc. Unless the context otherwise requires, “we,” “us,” “our,” “Del Taco” and the “Company” refer to the combined company and its subsidiaries, “LAC” refers to the registrant prior to the Closing and “Former Del Taco” or “Del Taco before the Business Combination” refers to the former Del Taco Holdings, Inc. before it became a wholly-owned subsidiary of the Company upon the Closing.

On July 2, 2015, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the closing of the Business Combination and related matters under Items 1.01, 1.02, 2.01, 2.02, 3.02, 4.01, 5.01, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Form 8-K to include additional matters related to the closing of the Business Combination under Items 5.03, 5.06, 5.07 and 8.01 of Form 8-K.

Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Original Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under “Item 3.03. Material Modification to Rights of Security Holders” is incorporated into this Item 5.03 by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an initial business combination as required by LAC’s Amended and Restated Certificate of Incorporation, the Company ceased to be a shell company as of the Closing Date. The material terms of the Business Combination are described in the Proxy Statement in the section entitled “Proposal No. 1—Approval of the Business Combination” beginning on page 111, which is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 30, 2015, LAC held a special meeting in lieu of the 2015 annual meeting of stockholders (the “special meeting of stockholders”) of LAC to:

1.	consider and vote upon a proposal (i) to approve and adopt the Merger Agreement and the transactions contemplated thereby, (ii) to approve the Common Stock Purchase Agreements dated March 11, 2015 by and between the Company and certain investors (the “Step 2 Co-Investment”), and the transactions contemplated thereby and (iii) to approve the reimbursement of certain expenses accrued by LAC (collectively, the “Business Combination Proposal”);

2.	consider and vote upon three proposals to amend LAC’s amended and restated certificate of incorporation to, among other things:

•	change LAC’s name to Del Taco Restaurants, Inc. and remove certain provisions related to LAC’s status as a blank check company;

•	adopt Delaware as the exclusive forum for certain stockholder litigation; and

•	eliminate the ability for stockholders to act by written consent;

3.	consider and vote upon a proposal to elect five directors to serve on LAC’s board of directors upon consummation of the Business Combination; and

4.	consider and vote upon a proposal to approve and adopt the Del Taco Restaurants, Inc. 2015 Omnibus Incentive Plan.

There were 18,750,000 shares of LAC’s common stock issued and outstanding on the record date for the special meeting of stockholders. At the special meeting of stockholders, there were 11,350,423 shares voted by proxy or in person. The results for each matter voted on were as follows:

a.	LAC’s stockholders approved the Business Combination Proposal, based on the following votes.

Votes For	Votes Against	Abstain
11,281,227	68,696	500

b.	LAC’s stockholders approved the amendment of LAC’s amended and restated certificate of incorporation to change LAC’s name to Del Taco Restaurants, Inc. and remove certain provisions related to LAC’s status as a blank check company, based on the following votes.

Votes For	Votes Against	Abstain
11,276,714	70,703	3,006

c.	LAC’s stockholders approved the amendment of LAC’s amended and restated certificate of incorporation to adopt Delaware as the exclusive forum for certain stockholder litigation, based on the following votes.

Votes For	Votes Against	Abstain
11,086,033	262,135	2,255

d.	LAC’s stockholders approved the amendment of LAC’s amended and restated certificate of incorporation to eliminate the ability for stockholders to act by written consent, based on the following votes.

Votes For	Votes Against	Abstain
10,834,163	472,936	43,324

e.	LAC’s stockholders elected five nominees to the board of directors, based on the following votes.

Nominee	Votes For	Withheld Authority
Eileen Aptman	11,200,485	149,938
Joseph Stein	11,200,485	149,938
Patrick Walsh	11,200,485	149,938
Paul J.B. Murphy, III	11,200,485	149,938
R.J. Melman	11,200,485	149,938

f.	LAC’s stockholders approved and adopted the Del Taco Restaurants, Inc. 2015 Omnibus Incentive Plan, based on the following votes.

Votes For	Votes Against	Abstain
11,019,214	306,530	24,679

Item 8.01. Other Events.

On June 30, 2015, the Company issued a press release announcing the closing of the Business Combination. A copy of the press release was furnished as Exhibit 99.2 to the Original Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of March 12, 2015, by and among Levy Acquisition Corp., Levy Merger Sub, LLC and Del Taco Holdings, Inc. (incorporated by reference to Exhibit 2.1 to Levy Acquisition Corp.’s Current Report on Form 8-K (File No. 001-36197) filed with the SEC on March 12, 2015).

3.1*	Second Amended and Restated Certificate of Incorporation.

3.2	Bylaws (incorporated by reference to Exhibit 3.3 to Levy Acquisition Corp.’s Registration Statement on Form S-1 (File No. 333-191587), filed with the Securities and Exchange Commission on October 7, 2013).

4.1*	Specimen Common Stock Certificate.

4.2	Warrant Agreement, dated as of November 13, 2013, between Levy Acquisition Corp. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.2 to Levy Acquisition Corp.’s Current Report on Form 8-K (File No. 001-36197), filed with the Securities and Exchange Commission on November 19, 2013).

4.3*	Specimen Warrant Certificate.

10.1	Stockholders Agreement, dated as of March 12, 2015, by and among Levy Acquisition Corp. and certain holders of common stock of Levy Acquisition Corp. and certain other persons (incorporated by reference to Exhibit 10.1 to Levy Acquisition Corp.’s Current Report on Form 8-K (File No. 001-36197), filed with the Securities and Exchange Commission on March 12, 2015).

10.2*	Management Rights Letter Agreement, dated June 30, 2015, between Levy Acquisition Corp. and GS Mezzanine Partners 2006 Institutional, L.P.

10.3*	Employment Letter Agreement, dated January 15, 2009, between Paul J.B. Murphy, III and Del Taco Holdings, Inc. (as amended on December 15, 2014).

10.4*	Employment Letter Agreement, dated July 17, 2008, between John Cappasola, Jr. and Del Taco Holdings, Inc. (as amended on May 3, 2011 and December 15, 2014).

10.5*	Severance Agreement, dated July 21, 2009, between Steven L. Brake and Del Taco Holdings, Inc. (as amended on December 15, 2014).

10.6*	Senior Credit Facility, as amended, dated April 1, 2013 between F&C Restaurant Holding Co., Sagittarius Restaurants LLC and General Electric Capital Corporation.

10.7	Del Taco Restaurants, Inc. Omnibus Incentive Plan (incorporated by reference to Annex C to Levy Acquisition Corp’s definitive proxy statement (File No. 001-36197) filed with the Securities and Exchange Commission on June 11, 2015).

10.8*	Form of Development Agreement.

21.1*	Subsidiaries of the registrant.

99.1*	Unaudited pro forma condensed combined financial information of Del Taco Restaurants, Inc. as of March 24, 2015, for the three months ended March 24, 2015 and for the year ended December 30, 2014.

99.2*	Press Release.

*	Previously filed with the registrant’s Current Report on Form 8-K filed on July 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TACO RESTAURANTS, INC.

By:	/s/ Steven L. Brake
Name:	Steven L. Brake
Title:	Executive Vice President and Chief Financial Officer

Date: July 2, 2015